STEWARD FUNDS, INC.

Steward Domestic All-Cap Equity Fund

Steward Select Bond Fund

Supplement dated August 3, 2005

to

Prospectus dated October 1, 2004

Small Account Fee

The Board of Directors of Steward Funds, Inc. has approved the imposition of an annual small account fee on Individual Class and Institutional Class shares of Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund ("Funds"). Commencing on or about December 1, 2005, and on or about December 1 of each year thereafter, an annual $12.00 fee will be deducted from each shareholder account in the Funds that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200.00. The fee will apply separately to each of your accounts in these Funds that meets the criteria described above.